UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02151

Bancroft Fund Ltd.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

James A. Dinsmore
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (OMB) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Bancroft Fund Ltd. Semiannual Report — March 31, 2026
James A. Dinsmore, CFA BA, Cornell University MBA, Rutgers University

To Our Shareholders,

For the six months ended March 31, 2026, the Net Asset Value (NAV) total return of the Bancroft Fund Ltd. was 0.7% compared to the total return of 5.8% for the ICE Bank of America U.S. Convertibles Index. The total return for the Fund’s publicly traded shares was 1.6%. The Fund’s NAV per share was $24.53, while the price of the publicly traded shares closed at $21.54 on the NYSE American. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2026.

Investment Objective and Strategy (Unaudited)

The Fund is a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

During the first half of Bancroft’s Fiscal Year 2026 we saw an increase in volatility following a very strong 2025. The AI-related trade, which had driven the market higher, had a pullback in our first fiscal quarter. These convertibles were an important factor in performance and issuance in 2025, but they proved to be a headwind to start the fiscal year. As we moved into the second fiscal quarter, convertible market leadership narrowed, with three large equity sensitive issues contributing significantly to market performance. Overall, our market proved resilient in the face of rising volatility as changing interest rate expectations and the implications of the Iran war led to some quarter end weakness. The bond features of convertibles helped them to outperform their underlying equities through this period, demonstrating the asymmetrical nature of the asset class.

Convertible issuance was quite strong in 2025 and that continued through the first half of the fiscal year. Following up on a record year, the first calendar quarter saw a greater pace of issuance in 2026. While this has been a welcome sight for convertible investors, some pricing has been driven by arbitrage demand, leading to lower coupons and higher premiums. This could prove to be a headwind for the convertible market over time. We are participating in these issues where appropriate but continue to build our portfolio around balanced convertibles.

At current levels the convertible market offers a YTM of 3.2% and a 36% premium to conversion value. Our portfolio offers a 2.7% YTM at a 29% conversion premium. Sensitivity to moves in underlying equities increased slightly in the quarter and the market delta is now 61. Bancroft’s portfolio is more equity sensitive with a delta of 69. At quarter end our portfolio was 25% equity sensitive, 73% total return, and 2% fixed income equivalent. This compares to the market at 41% equity, 32% total return, and 27% fixed income equivalent.

We have managed convertibles through multiple market cycles and remain optimistic. Our focus on the total return segment of the market allows us to position the portfolio cautiously while participating when the market moves higher. We continue to look for opportunities for equity upside, particularly when market volatility creates attractive entry points. We believe this balanced approach will provide opportunity for long term asymmetrical returns.

Top contributors to the portfolio for the first half of 2026 included Lumentum Holdings Inc., 0.375% of 03/15/32 (2.8% of net assets as of March 31, 2026), Akamai Technologies Inc., 0.250% of 05/15/33 (2.0%), and BrightSpring Health Services Inc., 6.750% of 02/01/27 (3.0%).

Detractors from performance included Eos Energy Enterprises (not held), Pagaya Technologies Ltd., 6.125% of 10/01/29 (0.9%), and Shift4 Payments Inc., 6.000% of 05/01/28 (1.1%).

Thank you for your investment in the Bancroft Fund Ltd.

We appreciate your continued confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through March 31, 2026 (a) (b) (Unaudited)

	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception (4/20/71)
Bancroft Fund Ltd. (BCV)
NAV Total Return (c)	0.71%	34.48%	14.21%	2.79%	9.55%	8.87%
Investment Total Return (d)	1.57	31.63	16.28	2.49	10.92	9.52
ICE Bank of America U.S. Convertibles Index	5.77	25.04	13.94	5.22	11.80	N/A	(e)
Bloomberg Balanced U.S. Convertibles Index	(2.77)	14.89	10.72	3.22	8.63	N/A	(f)

(a)	The Fund’s fiscal year ends on September 30.
(b)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. NAV total returns would have been lower had Gabelli Funds, LLC (the Adviser) not reimbursed certain expenses of the Fund. The ICE Bank of America U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. The Bloomberg Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(c)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date for the period beginning November 2015, and are net of expenses. For the period December 2008 through October 2015, distributions were reinvested on the payable date using market prices. For the period May 2006 through November 2008, distributions were reinvested on the payable date using NAV. Total returns and average annual returns were adjusted for the 1987 tender offering (no adjustments were made for the 1982 and 2007 tender offers nor for the 1987 or 2003 rights offerings). Since inception return is based on an initial NAV of $22.92.
(d)	Total returns and average annual returns reflect changes in closing market values on the NYSE American and reinvestment of distributions. Total returns and average annual returns were adjusted for the1987 tender offering (no adjustments were made for the 1982 and 2007 tender offers nor for the 1987 or 2003 rights offerings). Since inception return is based on an initial offering price of $25.00.
(e)	The ICE Bank of America U.S. Convertibles Index inception date is December 31, 1987.
(f)	The Bloomberg Balanced U.S. Convertibles Index inception date is January 1, 2003.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of March 31, 2026:

Bancroft Fund Ltd.

Energy and Utilities	31.0%
Health Care	26.3%
Computer Software and Services	11.2%
Financial Services	9.7%
Aerospace and Defense	8.5%
Semiconductors	6.4%
Telecommunications	5.9%
Business Services	4.0%
Retail	3.6%
Diversified Industrial	3.1%
Metals and Mining	2.6%
Real Estate Investment Trusts	2.3%
Consumer Services	1.9%
Consumer Products	1.5%
U.S. Government Obligations	1.4%
Automotive: Parts and Accessories	0.8%
Other Assets and Liabilities (Net)	(20.2)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Bancroft Fund Ltd.

Schedule of Investments — March 31, 2026 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 101.5%
	Aerospace and Defense — 5.9%
$2,500,000	AeroVironment Inc.,
	Zero Coupon, 07/15/30	$2,759,039	$2,452,500
1,700,000	AST SpaceMobile Inc.,
	2.000%, 01/15/36(a)	1,554,025	1,799,875
1,500,000	BlackSky Technology Inc.,
	8.250%, 08/01/33(a)	1,577,801	1,811,250
2,000,000	Voyager Technologies Inc.,
	0.750%, 11/15/30(a)	1,996,534	2,078,000
		7,887,399	8,141,625
	Automotive: Parts and Accessories — 0.8%
1,000,000	Plug Power Inc.,
	6.750%, 12/01/33(a)	951,668	1,128,608

	Business Services — 2.7%
1,600,000	Live Nation Entertainment Inc.,
	2.875%, 01/15/30	1,621,107	1,728,000
700,000	Mirion Technologies Inc.,
	0.250%, 06/01/30(a)	714,889	761,775
1,200,000	Terawulf Inc.,
	Zero Coupon, 05/01/32(a)	1,205,501	1,242,496
		3,541,497	3,732,271
	Computer Software and Services — 8.5%
2,000,000	Akamai Technologies Inc.,
	0.250%, 05/15/33(a)	2,000,000	2,773,500
375,000	Bitdeer Technologies Group,
	4.000%, 11/15/31(a)	376,630	310,312
3,000,000	CyberArk Software Ltd.,
	Zero Coupon, 06/15/30(a)	3,036,047	3,087,900
	Nebius Group NV
350,000	1.250%, 03/15/31(a)	350,000	337,295
2,250,000	2.750%, 09/15/32(a)	2,308,431	2,354,625
1,050,000	2.625%, 03/15/33(a)	1,054,573	981,330
1,100,000	Pagaya Technologies Ltd.,
	6.125%, 10/01/29	1,318,987	1,267,750
750,000	Whitefiber Inc.,
	4.500%, 02/01/31(a)	750,000	626,250
		11,194,668	11,738,962
	Consumer Products — 1.5%
2,000,000	Zoetis Inc.,
	0.250%, 06/15/29(a)	2,000,000	1,990,000
Principal Amount		Cost	Market Value
	Consumer Services — 1.9%
$2,140,000	Uber Technologies Inc., Ser. 2028,
	0.875%, 12/01/28	$2,310,327	$2,577,095

	Diversified Industrial — 3.1%
2,500,000	BWX Technologies Inc.,
	Zero Coupon, 11/01/30(a)	2,550,656	2,595,000
375,000	Enovix Corp.,
	4.750%, 09/15/30(a)	361,380	297,563
1,500,000	PureCycle Technologies Inc.,
	7.250%, 08/15/30	1,449,106	1,317,896
		4,361,142	4,210,459
	Energy and Utilities — 27.6%
200,000	Bloom Energy Corp.,
	3.000%, 06/01/28	217,647	1,439,360
1,800,000	Centrus Energy Corp.,
	Zero Coupon, 08/15/32(a)	2,227,620	1,912,950
	CMS Energy Corp.
2,000,000	3.375%, 05/01/28	2,000,174	2,262,500
1,000,000	3.125%, 05/01/31(a)	1,000,000	1,026,750
2,000,000	Crescent Energy Co.,
	2.750%, 03/15/31(a)	2,031,573	2,301,000
1,300,000	Energy Fuels Inc.,
	0.750%, 11/01/31(a)	1,615,912	1,525,550
3,000,000	FirstEnergy Corp.,
	3.875%, 01/15/31(a)	3,195,567	3,462,000
3,350,000	Fluor Corp.,
	1.125%, 08/15/29	3,695,895	4,138,087
2,000,000	Golar LNG Ltd.,
	2.750%, 12/15/30(a)	1,985,616	2,382,000
1,600,000	Liberty Energy Inc.,
	Zero Coupon, 03/01/31(a)	1,597,994	1,754,400
3,500,000	Northern Oil & Gas Inc.,
	3.625%, 04/15/29	3,695,120	3,851,203
1,225,000	Ormat Technologies Inc., Ser. A,
	1.500%, 03/15/31(a)	1,238,042	1,275,164
	PPL Capital Funding Inc.
3,000,000	2.875%, 03/15/28	2,965,404	3,518,250
1,000,000	3.000%, 12/01/30(a)	1,002,803	1,046,000
2,000,000	Solaris Energy Infrastructure Inc.,
	0.250%, 10/01/31	2,183,279	2,507,500
500,000	Ur-Energy Inc.,
	4.750%, 01/15/31(a)	664,537	609,500

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Schedule of Investments (Continued) — March 31, 2026 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Energy and Utilities (Continued)
$2,450,000	WEC Energy Group Inc.,
	4.375%, 06/01/29	$2,450,000	$3,033,713
		33,767,183	38,045,927
	Financial Services — 8.6%
3,495,000	Bitfarms Ltd.,
	1.375%, 01/15/31(a)	3,042,314	2,271,750
3,000,000	Cleanspark Inc.,
	Zero Coupon, 02/15/32(a)	3,000,000	2,028,000
435,000	Dave Inc.,
	Zero Coupon, 04/01/31(a)	453,758	413,685
2,000,000	Galaxy Digital Holdings LP,
	2.500%, 12/01/29(a)	2,000,000	2,293,829
2,150,000	Riot Platforms Inc.,
	0.750%, 01/15/30	2,113,375	2,477,875
2,350,000	WisdomTree Inc.,
	4.500%, 10/01/31	2,397,957	2,437,655
		13,007,404	11,922,794
	Health Care — 22.6%
2,000,000	ANI Pharmaceuticals Inc.,
	2.250%, 09/01/29	2,035,503	2,486,250
825,000	Arrowhead Pharmaceuticals Inc.,
	Zero Coupon, 01/15/32	886,388	855,608
2,250,000	Bridgebio Pharma Inc.,
	1.750%, 03/01/31	2,420,484	3,821,063
700,000	Cogent Biosciences Inc.,
	1.625%, 11/15/31	762,179	858,550
815,000	CRISPR Therapeutics AG,
	1.731%, 03/01/31(a)	839,166	798,700
2,000,000	Cytokinetics Inc.,
	1.750%, 10/01/31(a)	2,145,149	2,553,750
3,000,000	Halozyme Therapeutics Inc.,
	0.875%, 11/15/32(a)	3,107,685	2,967,000
750,000	Indivior Pharmaceuticals Inc.,
	0.625%, 03/15/31(a)	750,000	765,000
940,000	Invacare Corp., Escrow,
	Zero Coupon, 05/08/28(b)	1,219	0
2,400,000	Ionis Pharmaceuticals Inc.,
	Zero Coupon, 12/01/30(a)	2,534,639	2,506,500
2,600,000	Ligand Pharmaceuticals Inc.,
	0.750%, 10/01/30(a)	2,775,639	3,151,200
	OSI Systems Inc.
1,750,000	2.250%, 08/01/29	1,758,192	2,686,687
Principal Amount		Cost	Market Value
$300,000	0.500%, 02/01/31(a)	$300,000	$306,900
4,000,000	Sarepta Therapeutics Inc.,
	4.875%, 09/01/30(a)	3,440,513	3,355,000
2,250,000	Tempus AI Inc.,
	0.750%, 07/15/30(a)	2,255,125	2,150,437
1,500,000	TransMedics Group Inc.,
	1.500%, 06/01/28	1,825,234	1,944,675
		27,837,115	31,207,320
	Metals and Mining — 2.6%
750,000	Endeavour Silver Corp.,
	0.250%, 01/15/31(a)	750,000	812,850
150,000	First Majestic Silver Corp.,
	0.125%, 01/15/31(a)	150,000	191,100
1,100,000	MP Materials Corp.,
	3.000%, 03/01/30(a)	1,920,608	2,623,500
		2,820,608	3,627,450
	Real Estate Investment Trusts — 2.3%
3,000,000	Digital Realty Trust LP,
	1.875%, 11/15/29(a)	3,014,999	3,183,391

	Retail — 3.6%
2,450,000	Alibaba Group Holding Ltd.,
	0.500%, 06/01/31	2,664,320	3,402,437
1,500,000	GameStop Corp.,
	Zero Coupon, 06/15/32(a)	1,556,314	1,551,000
		4,220,634	4,953,437
	Semiconductors — 3.9%
1,000,000	Cohu Inc.,
	1.500%, 01/15/31(a)	1,028,607	1,346,000
2,000,000	indie Semiconductor Inc.,
	3.500%, 12/15/29(a)	1,727,879	1,930,000
1,000,000	Nova Ltd.,
	Zero Coupon, 09/15/30(a)	1,019,906	1,541,433
550,000	Ultra Clean Holdings Inc.,
	Zero Coupon, 03/15/31(a)	550,000	583,962
		4,326,392	5,401,395
	Telecommunications — 5.9%
1,250,000	ADTRAN Holdings Inc.,
	3.750%, 09/15/30(a)	1,250,000	1,683,366
1,000,000	Applied Digital Corp.,
	2.750%, 06/01/30	988,985	2,657,000
1,000,000	Lumentum Holdings Inc.,
	0.375%, 03/15/32(a)	1,502,856	3,854,526
		3,741,841	8,194,892
	TOTAL CONVERTIBLE CORPORATE BONDS	124,982,877	140,055,626

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Schedule of Investments (Continued) — March 31, 2026 (Unaudited)

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 0.7%
	Health Care — 0.7%
$1,000,000	iTracHEALTH Corp.,
	8.000%, 06/30/27(b)	$1,000,000	$1,000,000

Shares
	MANDATORY CONVERTIBLE SECURITIES(c) — 16.6%
	Aerospace and Defense — 2.6%
25,050	The Boeing Co.,
	6.000%, 10/15/27	1,342,568	1,625,244
40,000	VSE Corp.,
	5.750%, 02/01/29	2,162,864	2,012,000
		3,505,432	3,637,244
	Business Services — 1.3%
39,000	Oracle Corp., Ser. D,
	6.500%, 01/15/29	1,913,497	1,755,390

	Computer Software and Services — 2.7%
57,000	Hewlett Packard Enterprise Co.,
	7.625%, 09/01/27	2,899,269	3,677,070

	Energy and Utilities — 3.4%
	NextEra Energy Inc.
44,000	7.234%, 11/01/27	2,051,417	2,311,760
20,000	7.375%, 02/15/29	1,000,000	1,004,600
4,000	PPL Corp.,
	7.000%, 02/15/29	200,000	205,160
21,500	The Southern Co., Ser. A,
	7.125%, 12/15/28	1,082,000	1,105,100
		4,333,417	4,626,620
	Financial Services — 1.1%
28,600	Shift4 Payments Inc.,
	6.000%, 05/01/28	2,743,704	1,534,104

	Health Care — 3.0%
29,600	BrightSpring Health Services Inc.,
	6.750%, 02/01/27	1,480,000	4,204,384

	Semiconductors — 2.5%
61,500	Microchip Technology Inc.,
	7.500%, 03/15/28	3,065,206	3,503,655

	TOTAL MANDATORY CONVERTIBLE SECURITIES	19,940,525	22,938,467
Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 1.4%
$1,995,000	U.S. Treasury Bill,
	3.645%†, 06/18/26	$1,979,382	$1,979,482

TOTAL INVESTMENTS — 120.2%		$147,902,784	165,973,575

Other Assets and Liabilities (Net) — (0.3)%			(449,750)

PREFERRED SHARES — (19.9)% (1,098,623 preferred shares outstanding)			(27,465,575)

NET ASSETS — COMMON SHARES — 100% (5,627,512 common shares outstanding)			$138,058,250

NET ASSET VALUE PER COMMON SHARE ($138,058,250 ÷ 5,627,512 shares outstanding)			$24.53

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Statement of Assets and Liabilities

March 31, 2026 (Unaudited)

Assets:
Investments, at value (cost $147,902,784)	$165,973,575
Dividends and interest receivable	619,121
Deferred offering expense	65,188
Prepaid expenses	30,580
Total Assets	166,688,464
Liabilities:
Payable to bank	939,775
Distributions payable	12,302
Payable for investment advisory fees	100,294
Payable for payroll expenses	34,470
Payable for accounting fees	7,500
Other accrued expenses	70,298
Total Liabilities	1,164,639
Preferred Shares:
Series A Cumulative Preferred Shares (5.375%, $25 liquidation value, $0.01 par value, unlimited shares authorized with 1,098,623 shares issued and outstanding)	27,465,575
Net Assets Attributable to Common Shareholders	$138,058,250

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$115,740,071
Total distributable earnings	22,318,179
Net Assets	$138,058,250

Net Asset Value per Common Share:
($138,058,250 ÷ 5,627,512 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$24.53

Statement of Operations
For the Six Months Ended March 31, 2026 (Unaudited)

Investment Income:
Dividends	$442,674
Interest	1,253,856
Total Investment Income	1,696,530
Expenses:
Investment advisory fees	604,519
Trustees’ fees	68,500
Legal and audit fees	49,987
Shareholder communications expenses	47,710
Payroll expenses	38,703
Shareholder services fees	32,026
Accounting fees	22,500
Custodian fees	7,125
Interest expense	637
Miscellaneous expenses	29,158
Total Expenses	900,865
Less:
Expenses paid indirectly by broker (See Note 5)	(805)
Net Expenses	900,060
Net Investment Income	796,470

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	9,026,154
Net change in unrealized appreciation/(depreciation):
on investments	(8,467,043)
Net Realized and Unrealized Gain/(Loss) on Investments	559,111
Net Increase in Net Assets Resulting from Operations	1,355,581
Total Distributions to Preferred Shareholders	(732,630)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$622,951

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended March 31, 2026 (Unaudited)	Year Ended September 30, 2025
Operations:
Net investment income	$796,470	$3,078,559
Net realized gain on investments	9,026,154	5,341,199
Net change in unrealized appreciation/(depreciation) on investments	(8,467,043)	34,485,997
Net Increase in Net Assets Resulting from Operations	1,355,581	42,905,755

Distributions to Preferred Shareholders from Accumulated Earnings	(732,630)*	(1,517,454)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	622,951	41,388,301

Distributions to Common Shareholders:
Accumulated earnings	(4,003,566)*	(7,470,025)
Total Distributions to Common Shareholders	(4,003,566)	(7,470,025)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	852,217	891,473
Net decrease from repurchase of common shares	(5,273,138)	(1,053,958)
Net increase in net assets from repurchase of preferred shares	44,660	154,904
Net Decrease in Net Assets from Fund Share Transactions	(4,376,261)	(7,581)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(7,756,876)	33,910,695

Net Assets Attributable to Common Shareholders:
Beginning of year	145,815,126	111,904,431
End of period	$138,058,250	$145,815,126

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended March 31, 2026		Year Ended September 30,			For the Period November 1, 2022 to September 30,		Year Ended October 31,
	(Unaudited)		2025	2024		2023		2022	2021
Operating Performance:
Net asset value, beginning of year	$25.05		$19.20	$18.36		$20.15		$33.08	$28.83
Net investment income	0.14		0.53	0.56		0.38		0.18	0.24
Net realized and unrealized gain/(loss) on investments	0.07		6.84	1.83		(0.64)		(8.48)	7.60
Total from investment operations	0.21		7.37	2.39		(0.26)		(8.30)	7.84

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.12)	(0.12)		(0.10)		(0.03)	(0.04)
Net realized gain	(0.12	)*	(0.14)	(0.15)		(0.15)		(0.25)	(0.26)
Total distributions to preferred shareholders	(0.13)		(0.26)	(0.27)		(0.25)		(0.28)	(0.30)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.08		7.11	2.12		(0.51)		(8.58)	7.54

Distributions to Common Shareholders:
Net investment income	(0.06	)*	(0.58)	(0.55)		(0.46)		(0.40)	(0.39)
Net realized gain	(0.64	)*	(0.70)	(0.72)		(0.67)		(3.68)	(2.82)
Return of capital	—		—	(0.01)		(0.15)		(0.05)	—
Total distributions to common shareholders	(0.70)		(1.28)	(1.28)		(1.28)		(4.13)	(3.21)

Fund Share Transactions:
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.01)		(0.03)	(0.03)		(0.03)		(0.24)	(0.08)
Increase in net asset value from repurchase of common shares	0.10		0.02	0.02		0.03		0.02	—
Increase in net asset value from repurchase of preferred shares	0.01		0.03	0.01		0.00	(b)	—	—
Total Fund share transactions	0.10		0.02	(0.00	)(b)	0.00	(b)	(0.22)	(0.08)

Net Asset Value Attributable to Common Shareholders, End of Period	$24.53		$25.05	$19.20		$18.36		$20.15	$33.08
NAV total return †	0.71%		38.45%	12.05%		(2.79)%		(29.46)%	27.11%
Market value, end of period	$21.54		$21.88	$16.77		$15.77		$17.75	$30.07
Investment total return ††	1.57%		39.42%	15.11%		(4.22)%		(30.38)%	35.57%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$165,524		$173,618	$141,336		$136,895		$147,635	$212,538
Net assets attributable to common shares, end of period (in 000’s)	$138,058		$145,815	$111,904		$106,985		$117,635	$182,538
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.09	%(c)	2.51%	3.08%		2.11	%(c)	0.59%	0.71%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	1.23	%(c)	1.31%	1.41%		1.59	%(c)	1.15%	1.11%
Portfolio turnover rate	53%		89%	88%		44	%(f)	52%	33%

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended March 31, 2026	Year Ended September 30,		For the Period November 1, 2022 to September 30,	Year Ended October 31,
	(Unaudited)	2025	2024	2023	2022	2021
Cumulative Preferred Shares:
5.375% Series A Preferred
Liquidation value, end of period (in 000’s)	$27,466	$27,803	$29,432	$29,910	$30,000	$30,000
Total shares outstanding (in 000’s)	1,099	1,112	1,177	1,196	1,200	1,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (g)	$21.88	$22.65	$22.85	$23.57	$24.68	$25.72
Asset coverage per share	$150.66	$156.11	$120.05	$114.42	$123.03	$177.12
Asset Coverage	603%	624%	480%	458%	492%	708%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no material impact on the expense ratios.
(e)	Ratios of operating expenses to average net assets including liquidation value of preferred shares for the six months ended March 31, 2026, the fiscal years ended September 30, 2025 and 2024, the period November 1, 2022 to September 30, 2023 and the fiscal years ended October 31, 2022 and 2021, were 1.03%, 1.06%, 1.10%, 1.26%, 0.95%, and 0.95%, respectively.
(f)	Not annualized.
(g)	Based on weekly prices.

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited)

1. Organization. Bancroft Fund Ltd. (the Fund) was organized in April 1971 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations in April 1971. On February 15, 2023, the Board of Directors (the Board) approved a change on the Fund’s fiscal year end from October 31 to September 30, effective as of September 30, 2023.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

Gabelli Funds, LLC (the Adviser), with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Funds’ investment program and manages the operations of the Fund under the general supervision of the Fund’s Board.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Board has designated the Adviser as the valuation designee (Valuation Designee) under Rule 2a-5. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Valuation Designee so determines, by such other method as the Valuation Designee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Valuation Designee if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Valuation Designee determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Valuation Designee. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Valuation Designee. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2026 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 03/31/26
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (b)	—	$140,055,626	$0	$140,055,626
Corporate Bonds (b)	—	—	1,000,000	1,000,000
Mandatory Convertible Securities (b)	$22,938,467	—	—	22,938,467
U.S. Government Obligations	—	1,979,482	—	1,979,482
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$22,938,467	$142,035,108	$1,000,000	$165,973,575

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 20% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2026, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. The Fund owns real estate investment trusts (REITs), and the distributions received from REITs may be classified as dividends, capital gains, or return of capital.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fess. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to 5.375% Series A Cumulative Preferred Shares (Series A Preferred) are recorded on a daily basis and are determined as described in Note 7.

The tax character of distributions paid during the fiscal year ended September 30, 2025 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$7,470,025	$1,517,454
Total distributions paid	$7,470,025	$1,517,454

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2026:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$147,902,784	$23,107,691	$(5,036,900)	$18,070,791

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended March 31, 2026, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2026, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Recent Accounting Pronouncement. During the reporting period, the Fund adopted Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendment enhances income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. During the reporting period, the Fund paid less than 1% in foreign or U.S. federal, state or local income taxes.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets including the liquidation value of preferred shares and 0.55% of the Fund’s average weekly net assets including the liquidation value of preferred shares in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4. Portfolio Securities. Purchases and sales of securities during the six months ended March 31, 2026, other than short term securities and U.S. Government obligations, aggregated $89,494,721 and $96,573,875, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended March 31, 2026, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $805.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York, the fees

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended March 31, 2026, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended March 31, 2026, the Fund accrued $38,703 in payroll expenses in the Statement of Operations.

The Fund pays each Independent Trustee and certain Interested Trustees retainers and per meeting fees, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured and uncommitted line of credit of up to $20,000,000 under which it may borrow from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate based on equal to the higher of the Federal Funds Effective Rate or one-month Secured Overnight Financing Rate (SOFR) in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the six months ended March 31, 2026, there were no borrowings under the line of credit.

7. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.01). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended March 31, 2026 and the fiscal year ended September 30, 2025, the Fund repurchased and retired 231,608 and 57,540, of its common shares at investments of $5,273,138 and $1,053,958, respectively, and at average discounts of approximately 10.79% and 12.07% from its NAV.

Transactions in common shares of beneficial interest for the six months ended March 31, 2026 and the fiscal year ended September 30, 2025 were as follows:

	Six Months Ended March 31, 2026 (Unaudited)		Year Ended September 30, 2025
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	38,808	$852,217	48,929	$891,473
Net decrease from repurchase of common shares	(231,608)	(5,273,138)	(57,540)	(1,053,958)
Net decrease from transactions in Fund shares	(192,800)	$(4,420,921)	(8,611)	$(162,485)

As of March 31, 2026, the Fund had an effective shelf registration, available through May 31, 2027, which authorizes the issuance of $100 million in common or preferred shares.

On August 9, 2016, the Fund issued 1,200,000 shares of 5.375% Series A Cumulative Preferred (Series A Preferred). Commencing on August 9, 2021, the Fund, at its option, may redeem its Series A Preferred in whole

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

or in part at the redemption price plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. In addition, the Board has authorized the repurchase of Series A Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the six months ended March 31, 2026 and the fiscal year ended September 30, 2025, the Fund repurchased and retired 13,504 and 65,136 Series A Preferred at investments of $292,340 and $1,471,695 and at average discounts of approximately 13.49% and 9.62% to the liquidation preference. At March 31, 2026, 1,098,623 Series A Preferred were outstanding and accrued dividends amounted to $12,302.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of Series A Preferred, par value $0.01. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of preferred shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Series A Preferred voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

8. Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

10. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in ASC Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 19, 2026, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 11, 2026 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 11, 2026. At that meeting common and preferred shareholders, voting together as a single class, re-elected Kinchen C. Bizzell, James P. Conn, and Frank J Fahrenkopf, Jr. as Trustees of the Fund, with 3,339,364 votes, 3,498,780 votes, and 3,210,898 votes cast in favor of these Trustees, and 1,304,404 votes, 1,144,987 votes, and 1,432,869 votes withheld for these Trustees, respectively, and preferred shareholders, voting as a separate class, re-elected Michael J. Melarkey as a Trustee of the Fund, with 684,814 votes cast for this Trustee and 58,666 votes withheld for this Trustee.

Mario J. Gabelli, Elizabeth C. Bogan, Agnes Mullady, Jane D. O’Keeffe, Anthonie C. van Ekris, Daniel D. Harding, Christina A. Peeney, and Nicolas W. Platt continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

BANCROFT FUND LTD.

AND YOUR PERSONAL PRIVACY

Who are we?

The Bancroft Fund Ltd. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the NYSE American, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Bancroft Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

(Y)our Portfolio Manager Biography

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

The net asset value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The net asset value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the net asset value is “XBCVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group, Inc.

Kinchen C. Bizzell
Former Managing Director,
CAVU Securities

Elizabeth C. Bogan
Former Senior Lecturer in
Economics,
Princeton University

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

Frank J. Fahrenkopf, Jr.
Former President &
Chief Executive Officer,
American Gaming Association

Daniel D. Harding
Managing General Partner,
Global Equity Income Fund

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Jane D. O'Keeffe
Former Portfolio Manager,
Gabelli Funds, LLC

Christina Peeney
Adjunct Professor,
Middlesex County College

Nicolas W. Platt
Former Managing Director,
FTI Consulting, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

OFFICERS

James A. Dinsmore, CFA
President

John C. Ball
Treasurer, Principal Financial &
Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Martire
Vice President

Bethany A. Uhlein
Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

TRANSFER AGENT AND
REGISTRAR

Equiniti Trust Company, LLC

BCV Q1/2026

GABELLI
FUNDS

BANCROFT FUND LTD.

BCV

Semiannual Report
March 31, 2026

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 11, 2026 the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers as well as the Independent Board Members’ satisfaction with the performance of the portfolio managers since the Adviser assumed control of the Fund in 2015.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one-, three-, five-, and ten-year periods (as of December 31, 2025) against a peer group of eighteen other convertible funds prepared by the Adviser (the Adviser Peer Group). The Independent Board Members noted that the Fund’s performance was in the first quartile for the one-, and three-year period, the fourth quartile for five-year period and the third quartile for the ten-year period for the Adviser Peer Group. The Independent Board Members noted the Fund’s strong performance during the past year. The Independent Board Members then discussed the utility of these comparisons, noting the inclusion of unlevered open-end funds in the applicable peer groups and the impact of the Fund’s leveraged capital structure. The Independent Board Members noted that the Fund’s longer term performance compared more favorably to leveraged closed-end funds included in the Adviser Peer Group. The Independent Board Members discussed how this result was consistent with their overall view of the high quality portfolio management services the Adviser provides to the Fund.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge, and noted the Adviser’s estimated pre-tax operating margin attributable to the Fund in both scenarios.

Economies of Scale. The Independent Board Members considered the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the Fund’s advisory fee contained a reduction for assets in excess of $100 million, which would indicate a sharing even if economies of scale were not experienced at such a low asset level.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that the Adviser’s management fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s investment management fee was below the Adviser Peer Group average and total expense ratio was above the Adviser Peer Group average. The Independent Board Members also noted that the management fee structure was different from that in effect for most of the Gabelli funds, in that it contains a reduction for assets in excess of $100 million and is lower than the management fees in effect for most other Gabelli funds due to the retention of the Fund’s historical fee structure when the Adviser assumed the management of the Fund in 2015.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that the Fund’s performance record has been acceptable since the Adviser assumed control of the Fund in 2015. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was acceptable and that economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 10/01/2025 through 10/31/2025	Common – 8,221 Preferred Series A – 233	Common – $23.08 Preferred Series A – $21.98	Common – 8,221 Preferred Series A – 233	Common – 5,820,312 - 8,221 = 5,812,091 Preferred Series A – 1,112,127 - 233 = 1,111,894
Month #2 11/01/2025 through 11/30/2025	Common – 36,350 Preferred Series A – 377	Common – $22.56 Preferred Series A – $21.98	Common – 36,350 Preferred Series A – 377	Common – 5,812,091 - 36,350 = 5,775,741 Preferred Series A – 1,111,894 - 377 = 1,111,517
Month #3 12/01/2025 through 12/31/2025	Common – 72,006 Preferred Series A – 12,894	Common – $22.19 Preferred Series A – $21.66	Common – 72,006 Preferred Series A –12,894	Common – 5,775,741 - 72,006 = 5,742,543 Preferred Series A – 1,111,517 - 12,894 = 1,098,623
Month #4 01/01/2026 through 01/31/2026	Common – 28,750 Preferred Series A – N/A	Common – $23.78 Preferred Series A – N/A	Common – 28,750 Preferred Series A – N/A	Common – 5,742,543 - 28,750 = 5,713,793 Preferred Series A – 1,098,623
Month #5 02/01/2026 through 02/28/2026	Common – 52,006 Preferred Series A – N/A	Common – $23.28 Preferred Series A – N/A	Common – 52,006 Preferred Series A – N/A	Common – 5,713,793 - 52,006 = 5,661,787 Preferred Series A – 1,098,623
Month #6 03/01/2026 through 03/31/2026	Common – 34,275 Preferred Series A – N/A	Common – $22.13 Preferred Series A – N/A	Common – 34,275 Preferred Series A – N/A	Common – 5,661,787 - 34,275 = 5,627,512 Preferred Series A – 1,098,623
Total	Common – 231,608 Preferred Series A – 13,504	Common – $22.67 Preferred Series A – $21.72	Common – 231,608 Preferred Series A – 13,504	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the 1940 Act) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	If at any time during or after the last completed fiscal year the registrant was required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, or there was an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement, the registrant must provide the following information:

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement; N/A

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated; $0

(iii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates; N/A

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; $0 and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR; N/A

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; $0 and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual. $0

(b)	If at any time during or after its last completed fiscal year the registrant was required to prepare an accounting restatement, and the registrant concluded that recovery of erroneously awarded compensation was not required pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, briefly explain why application of the recovery policy resulted in this conclusion. N/A

Item 19.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bancroft Fund Ltd.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	June 8, 2026

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	June 8, 2026

*	Print the name and title of each signing officer under his or her signature.